UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2016

Seventy Seven Energy Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36354	45-3338422
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

777 N.W. 63rd Street Oklahoma City, Oklahoma		73116
(Address of principal executive offices)		(Zip Code)

(405) 608-7777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosures.

On May 9, 2016, Seventy Seven Energy Inc. (the “Company”) and all of its directly and indirectly wholly owned subsidiaries commenced a solicitation of acceptances of a consensual Joint Prepackaged Plan of Reorganization (the “Plan”) under Chapter 11 (“Chapter 11”) of the United States Bankruptcy Code (the “Bankruptcy Code”). A copy of the Solicitation and Disclosure Statement for the Plan of the Company (the “Solicitation and Disclosure Statement”), which includes a copy of the Plan, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company recommends that holders of claims against the Company refer to the information and the limitations and qualifications discussed in the Solicitation and Disclosure Statement, including the attached Plan. Information contained in the Solicitation and Disclosure Statement, including the attached Plan, is subject to change, whether as a result of amendments, actions of third parties or otherwise. There can be no assurances that the Plan will be approved or confirmed pursuant to the Bankruptcy Code.

The inclusion of financial and other information and projections in the Solicitation and Disclosure Statement should not be regarded as an indication that this financial and other information or projections reflect current estimates or expectations, beliefs and assumptions of management about prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or may occur or that was not anticipated at the time the information was prepared. The projections were not prepared with a view toward public disclosure. Management of the Company has not received an opinion or report on the information and projections from any independent auditor or third party. The assumptions and estimates underlying the projections are substantially driven by estimated activity levels of customers and, although the Company considers the assumptions as to activity levels reasonable as of the date these projections were prepared, those estimates and the Company’s ability to achieve anticipated results are subject to a wide variety of significant business, economic and competitive risks and uncertainties, including those related to commodity prices, that could cause actual results to differ materially from those contained in the projections. As the financial projections cover future years, such information by its nature becomes less predictive and less reliable with each successive year. While they may be presented with numeric specificity, the projections reflect numerous assumptions made by management of the Company with respect to financial condition, business and industry performance, general economic, market and financial conditions and other matters, all of which are difficult to predict and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions used in preparing the projections will prove accurate.

These projections are forward-looking statements and should be read together with the historical financial statements and public filings with the Securities and Exchange Commission (the “SEC”), including the risk factors and cautionary statements in the public filings with the SEC. The financial projections were not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information.

The information in this Item 7.01, including the exhibits incorporated by reference herein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified as being incorporated by reference in the registration statement.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section

21E of the Exchange Act. These statements relate to future events or performance. All statements other than statements of historical fact may be forward-looking statements. Forward-looking statements are often, but not always, identified by the use of words such as “seek,” “anticipate,” “plan,” “continue,” “estimate,” “expect,” “may,” “project,” “predict,” “potential,” “targeting,” “exploring,” “intend,” “could,” “might,” “should,” “believe” and similar expressions. These statements involve known and unknown risks and uncertainties and involve assumptions that may cause actual results or events to differ materially from those anticipated in such forward-looking statements. The Company believes the expectations reflected in these forward-looking statements are reasonable, but cannot assure you that these expectations will prove to be correct. The Company cautions you not to place undue reliance on the forward-looking statements contained in this report, which speak only as of the filing date.

Factors that could cause the Company’s results to differ materially include: (i) risks and uncertainties associated with bankruptcy proceedings, including the ability to consummate the Plan on the time frame contemplated therein; (ii) the potential adverse effects of Chapter 11 proceedings on the Company’s liquidity or results of operations; (iii) the ability to operate the business during this process; (iv) the effects of a bankruptcy filing on the Company’s business and the interests of various creditors, equity holders and other constituents; (v) the length of time the Company will operate under Chapter 11; (vi) risks associated with third party motions in the Chapter 11 cases, which may interfere with the Company’s ability to develop and consummate the plan of reorganization; (vii) loss of customer orders, disruption in the supply chain and loss of the ability to maintain vendor relationships; (viii) general economic or business conditions affecting the markets the Company serves; (ix) market prices for oil and natural gas; (x) dependence on Chesapeake Energy Corporation and its working interest partners for a majority of revenues and the Company’s ability to secure new customers or provide additional services to existing customers; and (xi) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

In addition, the Company calculates its contract drilling backlog by multiplying the day rate under its contracts by the number of days remaining under the contract. The Company calculates its hydraulic fracturing backlog by multiplying the (i) rate per stage, which varies by operating region and is, therefore, estimated based on current customer activity levels by region and current contract pricing, by (ii) the number of stages remaining under the contract, which it estimates based on current and anticipated utilization of its crews. With respect to its hydraulic fracturing backlog, the Company’s contracts provide for periodic adjustments of the rates it may charge for its services, which will be negotiated based on then-prevailing market pricing and in the future may be higher or lower than the current rates it charges and utilizes in calculating its backlog. The drilling backlog calculation does not include any reduction in revenues related to mobilization or demobilization, nor does it include potential reductions in rates for unscheduled standby or during periods in which the rig is moving, on standby or incurring maintenance and repair time in excess of what is permitted under the drilling contract. The Company computes average duration for its contract drilling backlog and hydraulic fracturing backlog as the average number of months remaining for its drilling rigs under contract and its remaining hydraulic fracturing fleets under contract, respectively.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Solicitation and Disclosure Statement, including Joint Prepackaged Plan of Reorganization under Chapter 11 of the Bankruptcy Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 9, 2016	SEVENTY SEVEN ENERGY INC.

	By:	/s/ Cary Baetz
Cary Baetz
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Solicitation and Disclosure Statement, including Joint Prepackaged Plan of Reorganization under Chapter 11 of the Bankruptcy Code.